UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

26-Apr-04

Credit Suisse First Boston Mortgage Securities Corp.,
Home Equity Asset Trust 2004-2,
Home Equity Pass-Through Certificates, Series 2004-2

Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-107055-24	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York (Address of Principal Executive Offices)	10010 (Zip Code)

Registrant's telephone number, including area code:     (212) 325-2000

Item 5.  Other Events

On  26-Apr-04 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated  26-Apr-04. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

This 8-K/A is being filed due to an error with 2 filings on  05-May-04 . The 2 filings on  05-May-04  were intended to be filed as part of the same 8-K. There were no changes to Exhibit 99.1.

Item 7.  Monthly Statements and Exhibits

(C) Exhibits

The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

Exhibit No. 99.1

Monthly Distribution Report dated:  26-Apr-04

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  U.S. Bank National Association, as  Trustee  for:

Credit Suisse First Boston Mortgage Securities Corp.,

Home Equity Asset Trust 2004-2

Home Equity Pass-Through Certificates, Series 2004-2

By:

/s/ Sheryl Christopherson

Name:

Sheryl Christopherson

Title:

Vice President

Dated:  10-Jun-04

Index to Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  26-Apr-04